CMA



CMA TREASURY FUND

Annual Report





March 31, 1999


MERRILL LYNCH BULL LOGO



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.






CMA Treasury Fund
Box 9011
Princeton, NJ 08543-9011



Printed on post-consumer recycled paper



DEAR SHAREHOLDER:


For the year ended March 31, 1999, CMA Treasury Fund paid shareholders a net annualized dividend of 4.50%.* As of March 31, 1999, the Fund's 7-day yield was 3.98%.

The average portfolio maturity for CMA Treasury Fund at March 31,
1999 was 71 days, compared to 86 days at September 30, 1998.

The Environment
There were some conflicting signals regarding the future direction of the US economy during the six months ended March 31, 1999. However, on balance the economic outlook continued to be positive. The US economic expansion is ongoing, especially in the consumer sector. Economic growth is not igniting inflation, although the Organization for Petroleum Exporting Countries (OPEC) successfully engineered a near-term increase in the price of crude oil. Against this backdrop, the US Federal Reserve Board kept monetary policy on hold. Outside of the United States, signs of growth are less apparent in other major industrial economies, although the economic outlook may be improving in Europe. Although the crisis in Yugoslavia has raised serious geopolitical concerns, it was not a significant factor in the economic or investment outlook. In Japan, there are not yet clear signs that Japan's economy is improving, and the emerging economies remain tentative.

In the US capital markets, long-term interest rates have risen somewhat thus far in 1999, but yield spreads between Treasury and corporate issues are tightening. However, the major news was the Dow Jones Industrial Average closing above the 10,000 level for the first time; shortly after the end of the March quarter, other stock market indexes reached record high levels. Nevertheless, the US stock market's rise was very narrow in scope, with relatively few large-capitalization issues accounting for the advance. During the

[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

period, we held a positive investment outlook for the Fund. The average portfolio maturity was maintained toward the high end of our maximum level throughout most of the period since we believed the absence of inflationary pressures would prevent the Federal Reserve Board from increasing interest rates.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Jacqueline Rogers)
Jacqueline Rogers
Vice President and Portfolio Manager

May 7, 1999



After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on CMA Treasury Fund's Board of Trustees. We are pleased to announce that Terry K. Glenn has been elected President and Trustee of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Trustees in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Trustees.




CMA TREASURY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999               (IN THOUSANDS)

                   Face       Interest       Maturity            Value
Issue             Amount        Rate           Date            (Note 1a)

                      US Government Obligations*-- 99.6%

US Treasury      $ 49,485       4.43  %      4/01/1999       $   49,479
Bills               4,825       4.785        4/19/1999            4,813
                  100,000       4.825        4/19/1999           99,745
                   30,300       3.69         4/22/1999           30,216
                  135,000       4.23         4/22/1999          134,628
                   45,000       4.66         4/22/1999           44,872
                   30,000       4.685        4/22/1999           29,914
                      579       4.71         4/22/1999              577
                   31,493       4.73         4/22/1999           31,402
                   40,000       4.75         4/22/1999           39,884
                   18,134       4.805        4/22/1999           18,081
                   50,000       4.395        5/06/1999           49,775
                   50,000       4.40         5/06/1999           49,775
                    8,642       4.45         5/06/1999            8,604
                   50,000       4.46         5/06/1999           49,777
                   14,987       4.39         5/13/1999           14,907
                   50,000       4.41         5/13/1999           49,731
                  100,000       4.47         5/13/1999           99,466
                   50,000       4.4725       5/13/1999           49,731
                   44,851       4.41         5/20/1999           44,573
                   24,602       4.415        5/20/1999           24,449
                   24,956       4.42         5/20/1999           24,801
                  150,000       4.53         5/20/1999          149,069
                  150,000       4.37         5/27/1999          148,933
                   12,992       4.515        5/27/1999           12,900
                  100,000       4.525        5/27/1999           99,289
                   50,000       4.38         6/10/1999           49,567
                   50,000       4.385        6/10/1999           49,567
                   41,019       4.39         6/10/1999           40,664
                  140,000       4.38         6/17/1999          138,665

                   Face       Interest       Maturity            Value
Issue             Amount        Rate           Date            (Note 1a)

US Government Obligations* (concluded)

US Treasury      $ 75,000       4.42 %       6/17/1999       $   74,285
Bills              75,000       4.33         7/22/1999           73,973
(concluded)         9,503       4.375        7/22/1999            9,373
                   10,038       4.39         7/22/1999            9,901
                   50,000       4.40         8/05/1999           49,224
                    7,000       3.80        10/14/1999            6,830
                    7,000       3.81        10/14/1999            6,830
                   10,000       4.36        12/09/1999            9,690

US Treasury       123,131       6.375        4/30/1999          123,296
Notes              40,000       6.50         4/30/1999           40,048
                  128,777       6.25         5/31/1999          129,069
                   64,284       6.75         5/31/1999           64,477
                   10,000       6.75         6/30/1999           10,051
                   29,240       5.875        7/31/1999           29,350
                   10,000       6.00         8/15/1999           10,047
                   29,000       5.875        8/31/1999           29,134
                   24,500       5.375        1/31/2000           24,603
                   38,548       7.75         1/31/2000           39,441
                   20,000       5.875        2/15/2000           20,171
                   10,000       6.75         4/30/2000           10,186
                   30,000       6.25         5/31/2000           30,434
                    3,500       4.50         9/30/2000            3,474
                    3,500       4.625       11/30/2000            3,478

Total US Government Obligations
(Cost--$2,445,506)                                            2,445,219

Total Investments
(Cost--$2,445,506)--99.6%                                     2,445,219
Other Assets Less Liabilities--0.4%                               9,907
                                                             ----------
Net Assets--100.0%                                           $2,455,126
                                                             ==========

[FN]
*US Treasury Bills are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. US Treasury Notes bear interest at the rates shown, payable at fixed dates through maturity.

 See Notes to Financial Statements.


CMA TREASURY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1999
Assets:
Investments, at value (identified cost--$2,445,506,092++) (Note 1a)                                      $ 2,445,219,270
Cash                                                                                                              33,309
Receivables:
 Beneficial interest sold                                                         $    28,254,201
 Interest                                                                              10,943,969             39,198,170
                                                                                  ---------------
Prepaid registration fees and other assets (Note 1d)                                                             129,262
                                                                                                         ---------------
Total assets                                                                                               2,484,580,011
                                                                                                         ---------------

Liabilities:
Payables:
 Beneficial interest redeemed                                                          27,355,729
 Investment adviser (Note 2)                                                              926,779
 Distributor (Note 2)                                                                     795,193
 Dividends to shareholders (Note 1e)                                                          375             29,078,076
                                                                                  ---------------
Accrued expenses and other liabilities                                                                           375,681
                                                                                                         ---------------
Total liabilities                                                                                             29,453,757
                                                                                                         ---------------
Net Assets                                                                                               $ 2,455,126,254
                                                                                                         ===============

Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of
shares authorized                                                                                        $   245,541,308
Paid-in capital in excess of par                                                                           2,209,871,768
Unrealized depreciation on investments--net                                                                     (286,822)
                                                                                                         ---------------
Net Assets--Equivalent to $1.00 per share based on 2,455,413,076 shares of
beneficial interest outstanding                                                                          $ 2,455,126,254
                                                                                                         ===============

++Cost for Federal income tax purposes was $2,445,509,242. As of March 31, 1999, net unrealized depreciation for Federal income tax purposes amounted to $289,972, of which $129,185 related to appreciated securities and $419,157 related to depreciated securities.

See Notes to Financial Statements.


CMA TREASURY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1999
Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                 $   124,463,062

Expenses:
Investment advisory fees (Note 2)                                                 $    10,339,609
Distribution fees (Note 2)                                                              3,135,312
Transfer agent fees (Note 2)                                                              440,392
Registration fees (Note 1d)                                                               302,742
Accounting services (Note 2)                                                              228,563
Custodian fees                                                                            123,471
Professional fees                                                                          79,232
Printing and shareholder reports                                                           34,543
Trustees' fees and expenses                                                                31,559
Other                                                                                      16,974
                                                                                  ---------------
Total expenses                                                                                                14,732,397
                                                                                                         ---------------
Investment income--net                                                                                       109,730,665

Realized Gain on Investments--Net (Note 1c)                                                                      612,263

Change in Unrealized Depreciation on Investments--Net                                                           (283,038)
                                                                                                         ---------------
Net Increase in Net Assets Resulting from Operations                                                     $   110,059,890
                                                                                                         ===============


See Notes to Financial Statements.
</TABLE



CMA TREASURY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                        For the Year Ended March 31,
Increase (Decrease) in Net Assets:                                                       1999                  1998
Operations:
Investment income--net                                                            $   109,730,665        $   101,062,412
Realized gain on investments--net                                                         612,263              1,099,659
Change in unrealized depreciation on investments--net                                    (283,038)               666,768
                                                                                  ---------------        ---------------
Net increase in net assets resulting from operations                                  110,059,890            102,828,839
                                                                                  ---------------        ---------------
Dividends and Distributions to Shareholders (Note 1e):
Investment income--net                                                               (109,730,665)          (101,062,412)
Realized gain on investments--net                                                        (612,263)            (1,099,659)
                                                                                  ---------------        ---------------
Net decrease in net assets resulting from dividends and distributions
to shareholders                                                                      (110,342,928)          (102,162,071)
                                                                                  ---------------        ---------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                   12,307,978,765         11,334,080,995
Net asset value of shares issued to shareholders in reinvestment of dividends
(Note 1e)                                                                             110,228,041            102,038,528
                                                                                  ---------------        ---------------
                                                                                   12,418,206,806         11,436,119,523
Cost of shares redeemed                                                           (12,242,619,940)       (11,125,480,169)
                                                                                  ---------------        ---------------
Net increase in net assets derived from beneficial interest transactions              175,586,866            310,639,354
                                                                                  ---------------        ---------------
Net Assets:
Total increase in net assets                                                          175,303,828            311,306,122
Beginning of year                                                                   2,279,822,426          1,968,516,304
                                                                                  ---------------        ---------------
End of year                                                                       $ 2,455,126,254        $ 2,279,822,426
                                                                                  ===============        ===============


See Notes to Financial Statements.



CMA TREASURY FUND
FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                          For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:             1999           1998          1997              1996            1995
Per Share Operating Performance:
Net asset value, beginning of year              $     1.00      $     1.00     $     1.00      $     1.00     $     1.00
                                                ----------      ----------     ----------      ----------     ----------
Investment income--net                               .0438           .0475          .0461           .0498          .0409
Realized and unrealized gain (loss) on
investments--net                                     .0001           .0008        (.0001)           .0001          .0004
                                                ----------      ----------     ----------      ----------     ----------
Total from investment operations                     .0439           .0483          .0460           .0499          .0413
                                                ----------      ----------     ----------      ----------     ----------
Less dividends and distributions:
  Investment income--net                            (.0438)         (.0475)        (.0461)         (.0498)        (.0409)
  Realized gain on investments--net                 (.0002)         (.0005)        (.0001)         (.0003)        (.0002)
                                                ----------      ----------     ----------      ----------     ----------
Total dividends and distributions                   (.0440)         (.0480)        (.0462)         (.0501)        (.0411)
                                                ----------      ----------     ----------      ----------     ----------
Net asset value, end of year                    $     1.00      $     1.00     $     1.00      $     1.00     $     1.00
                                                ==========      ==========     ==========      ==========     ==========

Total Investment Return                              4.50%           4.92%          4.74%           5.14%          4.18%
                                                ==========      ==========     ==========      ==========     ==========
Ratios to Average Net Assets:
Expenses                                              .58%            .60%           .59%            .60%           .62%
                                                ==========      ==========     ==========      ==========     ==========
Investment income and realized gain on
investments--net                                     4.37%           4.82%          4.59%           5.01%          4.20%
                                                ==========      ==========     ==========      ==========     ==========
Supplemental Data:
Net assets, end of year (in thousands)          $2,455,126      $2,279,822     $1,968,516      $1,791,760     $1,428,724
                                                ==========      ==========     ==========      ==========     ==========


See Notes to Financial Statements.


CMA TREASURY FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA Treasury Fund (the "Fund") is registered under the Investment Company Act of 1940 as a no-load, diversified, open-end investment management company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.50% of the Fund's average daily net assets not exceeding $500 million; 0.425% of the average daily net assets in excess of $500 million, but not exceeding $1 billion; and 0.375% of the average daily net assets in excess of $1 billion.


CMA TREASURY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


The Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner and Smith Incorporated ("MLPF&S") receives a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund for shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.



<AUDIT-REPORT>
CMA TREASURY FUND
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
CMA Treasury Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Treasury Fund as of March 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Treasury Fund as of March 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
May 7, 1999
</AUDIT-REPORT>


CMA TREASURY FUND
IMPORTANT TAX INFORMATION (UNAUDITED)

None of the ordinary income distributions paid daily by CMA Treasury Fund during its fiscal year ended March 31, 1999 qualify for the dividends-received deduction for corporations. Additionally, there were no long-term capital gains distributions paid during the year.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

The following table details the percentages of total assets of the Fund invested in Federal obligations as of the end of each quarter of the fiscal year.

For the Quarter Ended         Federal Obligations*

June 30, 1998                        92.31%
September 30, 1998                   99.29
December 31, 1998                    96.58
March 31, 1999                       98.42

Of the Fund's ordinary income dividends paid during the fiscal year ended March 31, 1999, 99.46% was attributable to Federal obligations. In calculating the foregoing percentages, expenses of the Fund have been allocated on a pro rata basis.

Please retain this information for your records.


[FN]
*For purposes of this calculation, Federal Obligations include US
 Treasury Notes, US Treasury Bills and US Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase Agreements are not included in this calculation.


CMA TREASURY FUND
OFFICERS AND TRUSTEES


Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Arthur Zeikel--Trustee
Kevin J. McKenna--Senior Vice President
Joseph T. Monagle Jr.--Senior Vice President
Jacqueline Rogers--Vice President
Donald C. Burke--Vice President and Treasurer
Robert Harris--Secretary

Gerald M. Richard, Treasurer of CMA Treasury Fund has recently retired. His colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Trustees in wishing Mr. Richard well in his retirement.


Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

[FN]
*For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].